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                                                                EXHIBIT 10.6


                             HOTEL DISCOVERY, INC.

                                  AMENDMENT TO
                             1997 STOCK OPTION AND
                               COMPENSATION PLAN


     1. INCREASE IN NUMBER OF SHARES SUBJECT TO THE PLAN. Section 5.1 of the 1997 Stock Option and Compensation Plan is hereby amended to read in its entirety as follows:

          5.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 750,000 shares of Common Stock.

     2.    EFFECTIVE DATE. This Amendment became effective as of September 12,
1997.